UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2023

Equillium, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38692	82-1554746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 412-5302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 21, 2023, Equillium, Inc. (the “Company”) announced that the Company has completed enrollment in its EQ101 Phase 2 study in alopecia areata and that topline data is expected in the second quarter of 2024.

EQ101 Alopecia Areata Phase 2 Study Baseline Characteristics:

•	36 patients enrolled:

•	17 male and 19 female; 64% Caucasian

•	Age range of 18 to 60 years (mean age 38.2 years)

•	Disease severity of patients at enrollment:

•	Mean Severity of Alopecia Tool (“SALT”) score of 76

•	17% Moderate (SALT score 35 to 49)

•	50% Severe (SALT score 50 to 94)

•	33% Very Severe (SALT score > 95%)

•

27 patients (75%) had been on previous treatments with 11 of those patients having history of oral treatments (including steroids, minoxidil, methotrexate, mycophenolate mofetil) and one patient having previous treatment with a systemic JAK inhibitor

In addition, on December 21, 2023, the Company announced that EQ302, an orally delivered multi-cytokine inhibitor of IL-15 & IL-21, will be advanced for the potential treatment of patients with gastrointestinal and skin diseases in place of further clinical development of EQ102 based on EQ302’s optimal delivery and increased potency as compared to EQ102.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the expected timing for topline data from the EQ101 Phase 2 study and the potential benefits of EQ302, including as compared to EQ102. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “plans,” “will,” “believes,” “anticipates,” “expects,” “intends,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s business in general, and the other risks described in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equillium, Inc.

Dated: December 21, 2023	By:	/s/ Jason A. Keyes
Jason A. Keyes
Chief Financial Officer